Exhibit 10.2

{Execution Version}

AMENDMENT NO. 2

TO

STOCKHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment”), effective as of June 28, 2016, amends the Stockholders’ Agreement (the “Agreement”) dated as of November 2, 2011, as amended by Amendment No. 1 to the Stockholders’ Agreement dated as of November 18, 2015, by and among Change Healthcare, Inc. (a Delaware corporation formerly known as Beagle Parent Corp. (the “Company”)), Change Intermediate Holdings, Inc. (a Delaware corporation formerly known as Beagle Intermediate Holdings, Inc.), Change Healthcare Holdings, Inc. (a Delaware corporation formerly known as Emdeon Inc., successor by merger to Beagle Acquisition Corp.), Blackstone (as defined in the Agreement), H&F (as defined in the Agreement, and together with Blackstone, the “Sponsors”), and each other Person from time to party thereto (together with the Sponsors, the “Stockholders”). Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, on November 2, 2011, the Stockholders entered into the Agreement;

WHEREAS, Section 8.9(a) of the Agreement provides that the Agreement may be amended by a written instrument executed by Stockholders constituting a Majority in Interest of the Company Shares; and

WHEREAS, the undersigned Sponsors constitute at least a Majority in Interest of the Company Shares and wish to amend the Agreement pursuant to Section 8.9(a) of the Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the covenants herein contained, the parties hereto hereby agree as follows:

AGREEMENT

1. The following proviso shall be added to the end of the penultimate sentence of Section 4.5(b) of the Agreement:

“; provided, however, that, notwithstanding anything to the contrary in this Section 4.5, the transactions contemplated by the Contribution Agreement, dated June 28, 2016, by and among PF2 Newco LLC, a Delaware limited liability company, PF2 NewCo Intermediate Holdings, LLC, a Delaware limited liability company, PF2 NewCo Holdings, LLC, a Delaware limited liability company, HCIT Holdings, Inc., a Delaware corporation, Change Healthcare, Inc., a Delaware corporation, Change Aggregator, L.P., a Delaware limited partnership, H&F Echo Holdings, L.P., a Delaware limited partnership and McKesson Corporation, a Delaware corporation (the “Contribution Agreement”), shall (i) constitute a Drag-Along Transfer for purposes of this Section 4.5 and (ii) satisfy the covenant in the foregoing sentence that such Stockholders receive the same relative proportion of cash and Marketable Securities as the Initiating Party, including that the shares of common stock of Echo (as defined in the Contribution Agreement) shall be deemed for all purposes hereof to be Marketable Securities.”

2. Miscellaneous. This Amendment and all actions or proceedings that may be based upon, or arise out of this Amendment or the negotiation, execution or performance thereof, shall be governed by and construed and enforced in accordance with Sections 8.12, 8.13 and 8.14 of the Agreement. Sections 8.3, 8.4, 8.8 through 8.15 of the Agreement are each incorporated herein in their entirety, mutatis mutandis. Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE COMPANY:	CHANGE HEALTHCARE, INC.

	By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	General Counsel and Secretary

[Signature Page to Amendment No. 2 to Stockholders’ Agreement]

BLACKSTONE:	CHANGE AGGREGATOR L.P.

	By:	Change Aggregator GP L.L.C., its general partner

	By:	Blackstone Management Associates VI L.L.C., its managing member

	By:	BMA VI L.L.C., its sole member

	By:	/s/ Vikrant Sawhney
Name: Vikrant Sawhney
Title: Senior Managing Director

[Signature Page to Amendment No. 2 to Stockholders’ Agreement]

H&F:	H&F ECHO HOLDINGS, L.P.

	By:	H&F Echo GP, L.L.C., its general partner

	By:	Hellman & Friedman Investors VI, L.P., its managing member

	By:	Hellman & Friedman LLC, its general partner

	By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

[Signature Page to Amendment No. 2 to Stockholders’ Agreement]